                                                                    EXHIBIT 24.3


                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the offer by Calair L.L.C. ("Calair"), a Delaware limited liability company and an indirect subsidiary of Continental Airlines, Inc. ("Continental"), a Delaware corporation, and Calair Capital Corporation, a Delaware corporation and a wholly owned subsidiary of Calair, to exchange up to $112,300,000 aggregate principal amount of their 8 1/8% Senior Notes due 2008, which are fully and unconditionally guaranteed on an unsecured, senior basis by Continental for a like principal amount of their outstanding 8 1/8% Senior Notes due 2008, which are fully and unconditionally guaranteed on an unsecured, senior basis by Continental, and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  July 29, 1998           /s/ GORDON M. BETHUNE
                               -------------------------------------------------
                               Gordon M. Bethune
                               Chairman of the Board and Chief Executive Officer
                               Calair Capital Corporation


Date:  July 29, 1998           /s/ GREGORY D. BRENNEMAN
                               -------------------------------------------------
                               Gregory D. Brenneman
                               President, Chief Operating Officer and Director
                               Calair Capital Corporation


Date:  July 29, 1998           /s/ MICHAEL P. BONDS
                               -------------------------------------------------
                               Michael P. Bonds
                               Vice President and Controller
                               Calair Capital Corporation

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Jeffery A. Smisek, Jennifer L. Vogel and Scott Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the offer by Calair L.L.C. ("Calair"), a Delaware limited liability company and an indirect subsidiary of Continental Airlines, Inc. ("Continental"), a Delaware corporation, and Calair Capital Corporation, a Delaware corporation and a wholly owned subsidiary of Calair, to exchange up to $112,300,000 aggregate principal amount of their 8 1/8% Senior Notes due 2008, which are fully and unconditionally guaranteed on an unsecured, senior basis by Continental for a like principal amount of their outstanding 8 1/8% Senior Notes due 2008, which are fully and unconditionally guaranteed on an unsecured, senior basis by Continental, and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  July 29, 1998        /s/ LAWRENCE W. KELLNER
                            ----------------------------------------------------
                            Lawrence W. Kellner
                            Executive Vice President and Chief Financial Officer
                            Calair Capital Corporation

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jennifer L. Vogel and Scott Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the offer by Calair L.L.C. ("Calair"), a Delaware limited liability company and an indirect subsidiary of Continental Airlines, Inc. ("Continental"), a Delaware corporation, and Calair Capital Corporation, a Delaware corporation and a wholly owned subsidiary of Calair, to exchange up to $112,300,000 aggregate principal amount of their 8 1/8% Senior Notes due 2008, which are fully and unconditionally guaranteed on an unsecured, senior basis by Continental for a like principal amount of their outstanding 8 1/8% Senior Notes due 2008, which are fully and unconditionally guaranteed on an unsecured, senior basis by Continental, and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  July 29, 1998           /s/ JEFFERY A. SMISEK
                               -------------------------------------------------
                               Jeffery A. Smisek
                               Executive Vice President, General Counsel,
                               Secretary and Director
                               Calair Capital Corporation